UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☐ Soliciting Material under §240.14a-12

NATURE’S SUNSHINE PRODUCTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NATURE’S SUNSHINE PRODUCTS, INC.

2500 West Executive Parkway, Suite 100

Lehi, UT 84043

December 12, 2014

Dear Fellow Shareholder:

You are cordially invited to attend a Nature’s Sunshine Products, Inc. Special Meeting of Shareholders, which will be held at our principal executive offices located at 2500 West Executive Parkway, Suite 100, Lehi, Utah 84043, on Wednesday, January 14, 2015, at 10:00 a.m. Mountain Standard Time.

The matters to be acted upon at the Special Meeting are described in the accompanying notice of Special Meeting of Shareholders and Proxy Statement.

Whether or not you plan to attend the Special Meeting and regardless of the number of shares you hold, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to vote as promptly as possible. You may vote your shares by visiting the website http://www.proxyvote.com. Timely voting will ensure your representation at the Special Meeting. If you decide to attend the Special Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your continued support of Nature’s Sunshine.

Sincerely,

/s/ GREGORY L. PROBERT

Gregory L. Probert
Chief Executive Officer and Chairman of the Board

NATURE’S SUNSHINE PRODUCTS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 14, 2015

To the Shareholders of Nature’s Sunshine Products, Inc.:

Notice is hereby given that the Special Meeting of Shareholders (the “Special Meeting”) of Nature’s Sunshine Products, Inc., a Utah corporation (the “Company”), will be held at our principal executive offices located at 2500 West Executive Parkway, Suite 100, Lehi, Utah 84043, on Wednesday, January 14, 2015, at 10:00 a.m. Mountain Standard Time, for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.                                      To vote to amend the 2012 Stock Incentive Plan to increase the number shares available for issuance by 1,500,000 shares;

2.                                      To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Only shareholders of record as of the close of business on December 8, 2014, are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

You are cordially invited to attend the Special Meeting in person. Whether or not you plan to attend the Special Meeting and regardless of the number of shares you hold, it is important that your shares be represented and voted at the meeting. You may vote your shares by visiting the website http://www.proxyvote.com. For detailed information regarding voting instructions, please refer to the sections entitled “If I am a shareholder of record of Common Stock, how do I vote?” and “If I am a beneficial owner of shares held in street name, how do I vote?” beginning on page 2 of the accompanying proxy statement. If you attend the Special Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Special Meeting will be counted.

By Order of the Board of Directors

/s/ RICHARD D. STRULSON

Richard D. Strulson
Lehi, Utah	Executive Vice President, General Counsel,
December 12, 2014	Chief Compliance Officer and Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 14, 2015

The Proxy Statement, Proxy Card and Annual Report to Shareholders are available at

http://www.naturessunshine.com/us/company/investing/sec.aspx.

NATURE’S SUNSHINE PRODUCTS, INC.

PROXY STATEMENT

FOR

SPECIAL MEETING OF SHAREHOLDERS

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PROXY STATEMENT

FOR

SPECIAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited on behalf of the Board of Directors of Nature’s Sunshine Products, Inc., a Utah corporation, for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on Wednesday, January 14, 2015, and at any adjournment or postponement thereof. The Special Meeting will be held at 10:00 a.m. Mountain Standard Time at our principal executive offices located at 2500 West Executive Parkway, Suite 100, Lehi, Utah 84043. The proxy solicitation materials are being sent on or about December 12, 2014, to our shareholders entitled to vote at the Special Meeting. In this proxy statement, “Nature’s Sunshine,” the “Company,” “we,” “us” and “our” refer to Nature’s Sunshine Products, Inc.

Pursuant to rules of the United States Securities and Exchange Commission (the “SEC”), we are providing our shareholders with access to our Notice of Special Meeting of Shareholders, Proxy Statement and proxy card (referred to as the “proxy materials”), in the mail. All shareholders will have the ability to access the proxy materials by visiting the Company’s website at http://www.naturessunshine.com/us/company/c1/proxy-materials/. All shareholders may vote their shares by visiting the website http://www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

AND THIS PROXY STATEMENT

What is the purpose of the Special Meeting?

At the Special Meeting, shareholders will vote on the following proposal, which is summarized in the preceding notice and described in more detail beginning on page 5 of this proxy statement:

•                  To vote on the amendment of the 2012 Stock Incentive Plan that would increase the number of shares available for issuance by 1,500,000 shares (Proposal One);

•                  To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

What are the Board’s voting recommendations?

Our Board of Directors recommends that you vote your shares:

•                  FOR the amendment of the 2012 Stock Incentive Plan to increase the number of shares available for issuance by 1,500,000 shares. (Proposal One).

Where are the Company’s principal executive offices located, and what is the Company’s main telephone number?

The Company’s principal executive offices are currently located at 2500 West Executive Parkway, Suite 100, Lehi, UT 84043. The Company’s main telephone number is (801) 341-7900.

Who is entitled to vote at the Special Meeting?

The record date for the Special Meeting is December 8, 2014. Only shareholders of record at the close of business on that date are entitled to vote at the Special Meeting. As of December 8, 2014, 18,682,959 shares of our Common Stock, no par value per share, were outstanding and entitled to vote.

A list of shareholders entitled to vote at the Special Meeting will be available for inspection at our principal executive offices.

How many votes do I have?

Each holder of Common Stock on the record date is entitled to one vote per share held. As a result, a total of 18,682,959 votes may be cast on each matter at the Special Meeting.

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record.  If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares.

Beneficial Owner of Shares Held in Street Name.  If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

If I am a shareholder of record of Common Stock, how do I vote?

If you are a shareholder of record, you may vote using the internet, by telephone, or by mailing a completed proxy card. To vote by mailing a proxy card, please sign and return the enclosed proxy card in the enclosed prepaid envelope and your shares will be voted at the Special Meeting in the manner you directed. The instructions for voting using the internet or telephone are set forth in the Notice. You may also vote your shares in person at the Special Meeting. If you are a shareholder of record, you may request a ballot at the Special Meeting.

If I am a beneficial owner of shares held in street name, how do I vote?

If you are the beneficial owner of shares held in street name, you will receive instructions from the brokerage firm, bank, broker-dealer or other similar organization (the “record holder”) that must be followed for the record holder to vote your shares per your instructions. Please complete and return the voting instruction card in the prepaid postage envelope provided. Please also check with your record holder to see if you are eligible to vote your shares over the internet or by telephone.

If your shares are held in street name and you wish to vote in person at the Special Meeting, you must obtain a proxy issued in your name from the record holder and bring it with you to the meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Special Meeting.

What is a quorum?

A quorum must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, either in person or by proxy, of holders of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum. Accordingly, shares representing 9,341,480 votes must be present, in person or by proxy, at the Special Meeting to constitute a quorum. Abstentions and “broker non-votes” will be counted for the purpose of determining whether a quorum is present for the transaction of business.

If a quorum is not present, the Special Meeting will be adjourned until a quorum is obtained.

What is a broker non-vote?

If you are a beneficial owner of shares held in street name and do not provide the record holder with specific voting instructions, the record holder may generally vote on specified routine matters but cannot vote on non-routine matters. If the record holder does not receive instructions from you on how to vote your shares on a non-routine matter, the record holder will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” In the Special Meeting, Proposal One (1,500,000 increase in the number of shares available for issuance under the 2012 Stock Incentive Plan) is considered a routine matter on which brokers are empowered to vote. Accordingly, there will not be broker non-votes on this proposal.

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What vote is required for Proposal One?

Approval of Proposal One requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote on the proposal at the Special Meeting. As a result, abstentions will have the same effect as votes against Proposal One. Accordingly, no broker non-votes are expected to exist with respect to Proposal One.

What happens if I do not give specific voting instructions?

If you are a shareholder of record and you submit your proxy, but do not specify in your proxy instructions how the shares represented thereby are to be voted, your shares will be voted in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

If you are a beneficial owner of shares held in street name and you submit voting instructions to your broker but do not specify in your voting instructions how the shares represented thereby are to be voted, your shares will be voted by your broker in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.  If you are a beneficial owner of shares held in street name and you do not provide your bank or broker with any voting instructions, your broker may generally exercise its discretionary authority to vote your shares on routine matters (Proposal One), but your broker will not be permitted to vote your shares with respect to non-routine matters. See also above for an explanation of “broker non-votes.”

Although we do not know of any business to be considered at the Special Meeting other than the proposal described in this proxy statement, if any other business is properly presented at the Special Meeting, your signed proxy will give authority to the Board to vote on such matters at their discretion.

What if I receive more than one set of proxy materials, proxy card or voting instruction form?

If you receive more than one set of proxy materials, proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please vote your shares held in each account to ensure that all of your shares will be voted.

Who will count the votes and how will my vote(s) be counted?

All votes will be tabulated by the inspector of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. If your proxy is properly submitted, the shares represented thereby will be voted at the Special Meeting in accordance with your instructions.

Can I change my vote after I have voted?

If you are a shareholder of record, you may revoke or change your vote at any time before the Special Meeting by filing a notice of revocation or another proxy card with a later date with the Corporate Secretary at Nature’s Sunshine Products, Inc., 2500 West Executive Parkway, Suite 100, Lehi, Utah 84043, or by submitting a new vote via internet or telephone. All voting revocations or changes must be received by the Corporate Secretary prior to the Special Meeting to be valid. If you are a shareholder of record and attend the Special Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Special Meeting will be counted.

If you are a beneficial owner of shares held in street name, you should contact your record holder to obtain instructions if you wish to revoke or change your vote before the Special Meeting. Please note, however, that if your shares are held in street name, your vote in person at the Special Meeting will not be effective unless you have obtained and present a legal proxy issued in your name from your record holder.

Where can I find the voting results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Report on Form 8-K following the Special Meeting, which the Company is required to file with the Securities and Exchange Commission (“SEC”) within four days of the Special Meeting.

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How and when may I submit a shareholder proposal for the Special Meeting?

Shareholders will not have the right to propose matters at the Special Meeting under our amended and restated bylaws (“Bylaws”).  Further, shareholders will not have the ability to rely on Rule 14a-8 under the Securities Exchange Act of 1934 to submit proposals to be considered for presentation at the Special Meeting and included in our proxy statement and form of proxy card.

Who will bear the cost of soliciting proxies?

The Company will bear the entire cost of the solicitation of proxies for the Special Meeting, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy card and any additional solicitation materials furnished to shareholders. Copies of solicitation materials will be furnished to brokerage firms, banks, broker-dealers or other similar organizations holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to the beneficial owners. We may reimburse such persons for their reasonable expenses in forwarding solicitation materials to beneficial owners. The original solicitation of proxies may be supplemented by solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers or employees, and we will reimburse any reasonable expenses incurred for that purpose. No additional compensation will be paid to those individuals for any such services.

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MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

PROPOSAL ONE:

AMEND THE 2012 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE BY 1,500,000 SHARES

Our Board of Directors is requesting that shareholders approve an amendment to Nature’s Sunshine Products, Inc. 2012 Stock Incentive Plan, to increase the number of shares of Common Stock reserved for issuance by 1,500,000 shares. The Company’s 2009 Stock Incentive Plan, previously approved by the shareholders, remains effective and the approval by the shareholders of the amendment to the 2012 Stock Incentive Plan will not terminate the 2009 Stock Incentive Plan or any outstanding grants issued thereunder. As of December 8, 2014, 16,433 shares remained available for issuance of new grants under the 2009 and 2012 Stock Incentive Plans. However, to the extent any shares of Common Stock subject to awards under the 2009 Stock Incentive Plan that, after the effective date of the 2009 Stock Incentive Plan, are not purchased or are forfeited or reacquired by the Company or are otherwise not delivered due to termination or cancellation of the award, such shares of Common Stock will be added to the share reserve available for award and issuance under the 2012 Stock Incentive Plan, up to a maximum of 400,000 shares.

Our incentive compensation programs play a pivotal role in our efforts to attract and retain key personnel essential to our long-term growth and financial success. For that reason, we are proposing the amendment of the 2012 Stock Incentive Plan to permit additional grants. We have structured the 2012 Stock Incentive Plan to provide us with flexibility in designing equity incentive programs in an environment where a number of companies have moved from traditional option grants to other stock or stock-based awards such as restricted stock, restricted stock units and performance awards. Accordingly, with the 2012 Stock Incentive Plan, we will have a broad array of equity incentives to utilize for purposes of attracting and retaining the services of key individuals.

Summary Description of 2012 Stock Incentive Plan

The following is a summary of the principal features of the 2012 Stock Incentive Plan. All references to the 2012 Stock Incentive Plan in this Section refer to the 2012 Stock Incentive Plan, as amended by Amendment No. 1 to the 2012 Stock Incentive Plan.  This description is intended to be a summary of the material provisions of the 2012 Stock Incentive Plan. It does not purport to be a complete description of all the provisions of the 2012 Stock Incentive Plan and is qualified in its entirety by reference to the complete text of the 2012 Stock Incentive Plan, including Amendment No. 1 to the Stock Incentive Plan, which are contained in Appendix A in this proxy statement.

Administration.    The Compensation Committee of our Board of Directors has the exclusive authority to administer the 2012 Stock Incentive Plan. The term “plan administrator,” as used in this summary, means the Compensation Committee.  The plan administrator has complete discretion to determine which eligible individuals are to receive awards, the types of awards to be granted to each participant, the number of shares to be covered by (or the method by which payments or other rights to be calculated in connection with) each award, and the terms and conditions of any award, including the vesting provisions of an award. The plan administrator may grant awards under the 2012 Stock Incentive Plan for no cash consideration or for any cash or other consideration as may be determined by the plan administrator or required by applicable law. Awards may be granted either alone or in addition to, in tandem with or in substitution for any other award granted under the 2012 Stock Incentive Plan or any other of our plans or the plans of an affiliate in the plan administrator’s discretion. Awards granted under the 2012 Stock Incentive Plan may be settled in such form or forms as the plan administrator determines appropriate, including cash, shares of our common stock, promissory notes, other securities or awards under the 2012 Stock Incentive Plan, other property, or a combination of the foregoing methods, and may be made in a single payment or transfer, in installments or on a deferred basis as determined by the plan administrator.

Eligibility.    Employees, officers, consultants, independent contractors and non-employee members of our Board of Directors in our employ or service or in the employ or service of our affiliates (whether now existing or hereafter established) are eligible to participate in the 2012 Stock Incentive Plan. As December 8, 2014, approximately 1,000 persons (including 13 executive officers and 6 non-employee members of the Board) were eligible to participate in the 2012 Stock Incentive Plan.

Securities Subject to 2012 Stock Incentive Plan.    Pursuant to the amendment, 1,500,000 additional shares of our common stock will be reserved for issuance over the term of the 2012 Stock Incentive Plan, for a total of 3,000,000

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shares of Common Stock.  Shares of Common Stock subject to any award under the 2009 and 2012 Stock Incentive Plans that, after the effective date of the 2012 Stock Incentive Plan, are not purchased or are forfeited or reacquired by the Company, or are otherwise not delivered due to termination or cancellation of such award, shall be added to the total number of shares of Common Stock available under the 2012 Stock Incentive Plan, up to a maximum of 400,000 shares.

As of December 8, 2014, 2,062,898 shares were subject to outstanding options under the 2009 and 2012 Stock Incentive Plans, 181,891 shares were subject to unvested restricted stock units under the 2009 and 2012 Stock Incentive Plans and 16,433 shares remained available for future award.

Awards made under the 2012 Stock Incentive Plan will be subject to the following per-participant limitations in order to provide the plan administrator with the opportunity to structure one or more of those awards as performance-based compensation under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”):

•                  No participant in the 2012 Stock Incentive Plan may receive options, stock appreciation rights or any other awards the value of which is based solely on an increase in the value of the shares after the grant date of the awards for more than 400,000 shares of our common stock in any single taxable year. No participant in the 2012 Stock Incentive Plan may receive any award that is denominated in shares and that vests based on one or more of the performance goals described below (including, without limitation, restricted stock or restricted stock units) for more than 400,000 shares of our common stock in any single taxable year. Such 400,000 share limitations are subject to adjustment for subsequent stock splits, stock dividends and similar transactions. Shareholder approval of this proposal will also constitute approval of each of the 400,000 share limitations for purposes Section 162(m). Such limitations are intended to assure that any deductions to which we would otherwise be entitled upon the exercise of stock options or stock appreciation rights or vesting of performance awards granted under the 2012 Stock Incentive Plan will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m).

•                  For awards denominated in cash (whether paid in cash, shares or other property and that vest based on one or more of the performance goals described below) no participant in the 2012 Stock Incentive Plan may receive awards with an aggregate dollar value in excess of one million dollars in any one taxable year, with such limitation to be measured at the time the award is made. Shareholder approval of this proposal will also constitute approval of that one million-dollar limitation for purposes of Section 162(m). Such limitation is intended to assure that any deductions to which we would otherwise be entitled upon the settlement of such awards will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m).

The shares of Common Stock issuable under the 2012 Stock Incentive Plan may be drawn from shares of authorized but unissued Common Stock, treasury shares or from shares of Common Stock that we acquire, including shares purchased on the open market.

Shares subject to outstanding awards under the 2012 Stock Incentive Plan that expire or otherwise terminate prior to the issuance of the shares subject to those awards will be available for subsequent issuance under the 2012 Stock Incentive Plan. Any unvested shares issued under the 2012 Stock Incentive Plan that are subsequently forfeited or are otherwise reacquired by us will be added back to the number of shares reserved for issuance under the 2012 Stock Incentive Plan and will accordingly be available for subsequent issuance. If an award entitles a participant to receive or purchase shares, the number of shares covered by the award or to which the award relates will be counted on the grant date of such award against the aggregate number of shares of Common Stock available for issuance under the 2012 Stock Incentive Plan. For stock appreciation rights settled in shares of Common Stock, the aggregate number of shares for which the stock appreciation right is exercised, rather than the number of shares actually issued upon exercise, will be counted against the aggregate number of shares available for issuance under the 2012 Stock Incentive Plan. If an award does not entitle a participant to receive or purchase shares, or if an award is settled in cash, such awards will not reduce the number of shares of common stock available for issuance under the 2012 Stock Incentive Plan. Should shares of Common Stock otherwise issuable under the 2012 Stock Incentive Plan be withheld in satisfaction of the purchase or exercise price of an award or applicable withholding taxes incurred in connection with the award under the 2012 Stock Incentive Plan, then the number of shares of Common Stock available for issuance under the 2012 Stock Incentive Plan will be reduced by the gross number of shares issuable at that time under such award, calculated in each instance prior to any such share withholding.

Valuation.    The fair market value per share of our Common Stock on any relevant date under the 2012 Stock Incentive Plan will be the closing sale price of our Common Stock on the consolidated transaction reporting system on

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such date or, if such exchange is not open for trading on such date, on the most recent preceding date that such exchange is open for trading. On December 8, 2014, the fair market value determined on such basis was $14.93.

Awards.    The 2012 Stock Incentive Plan provides for the following types of awards: incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, performance awards, stock awards and other stock-based awards.

Stock options.    Eligible persons may be granted stock options to purchase shares of Common Stock. Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than 100 percent of the fair market value of the option shares on the grant date, provided that the plan administrator may designate an exercise price below fair market value on the grant date (i) to the extent necessary or appropriate, as determined by the plan administrator, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (ii) if the option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with us or an affiliate. No granted option will have a term in excess of ten years. Payment of the exercise price of a stock option may be made in cash, shares of Common Stock or other securities owned by the participant, other awards granted under the 2012 Stock Incentive Plan or other property owned by the participant, delivery of a promissory note or a combination of the foregoing methods in the plan administrator’s discretion. Alternatively, the plan administrator may permit a participant to exercise a stock option pursuant to a broker-assisted cashless exercise procedure or, with respect to the exercise of a non-statutory option, pursuant to a net exercise procedure.

Stock appreciation rights.    A stock appreciation right granted under the 2012 Stock Incentive Plan allows the holder to exercise that right as to a specific number of shares of Common Stock and receive upon such exercise the excess of (i) the fair market value of the shares of Common Stock as to which that right is exercised over (ii) the aggregate grant price in effect for those shares. The grant price per share will not be less than 100 percent of the fair market value of the underlying shares on the grant date, provided that the plan administrator may designate a grant price below fair market value on the grant date (A) to the extent necessary or appropriate, as determined by the plan administrator, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the stock appreciation right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with us or an affiliate. No granted stock appreciation right will have a term in excess of ten years. The plan administrator will determine the remaining terms and conditions of a stock appreciation right granted under the 2012 Stock Incentive Plan in its discretion, including the methods of exercise, dates of exercise and methods of settlement.

Repricing Prohibition.    Without shareholder consent, the plan administrator may not reprice, adjust or amend the exercise price of stock options or grant price of stock appreciation rights previously awarded to any participant (except for adjustments for stock splits, stock dividends and similar transactions), whether through amendment, cancellation or any other means.

Restricted Stock.    Shares of restricted stock may be awarded under the 2012 Stock Incentive Plan. The plan administrator will determine at the time of grant the restrictions to which shares of restricted stock will be subject, including the vesting schedule, any limitation on the right to vote the shares of restricted stock or the right to receive dividends or other property with respect to the shares of restricted stock. Shares of restricted stock will be issued when the awards are granted and will be evidenced in the manner determined by the plan administrator, including by book entry registration or issuance of a stock certificate. Unless otherwise determined by the plan administrator in its discretion, unvested shares of restricted stock will generally be forfeited upon termination of a participant’s service.

Restricted Stock Units.    Restricted stock units granted under the 2012 Stock Incentive Plan entitle the holder to receive shares of Common Stock underlying those units upon the lapse or waiver of restrictions specified by the plan administrator at the time the restricted stock units are granted. Upon termination of a participant’s service, any unvested restricted stock units will be canceled, and the participant will have no further rights with respect to the canceled units or the underlying shares of Common Stock unless otherwise determined by the plan administrator in its discretion.

Performance Awards.    Performance awards granted under the 2012 Stock Incentive Plan may be denominated or payable in cash, shares of Common Stock (including restricted stock and restricted stock units), other securities, other awards granted under the 2012 Stock Incentive Plan and will confer on the holder the right to receive payments upon the achievement of one or more objective performance goals over a specified performance period established by the plan administrator at the time of the grant of the award. Such goals may be based on one or more of the following criteria applied on a corporate, subsidiary, division, business unit or line of business basis: sales, revenue, costs, expenses, earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share, earnings per share from continuing operations, operating income, pre-tax income, operating income margin, net income, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on actual or pro forma

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assets, net assets, equity, investment, capital and net capital employed), shareholder return (including total shareholder return relative to an index or peer group), stock price, economic value added, cash generation, cash flow, unit volume, working capital, market share, cost reductions, number of customers, workforce satisfaction and diversity goals, environmental health and safety goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation and key metrics. Each such performance goal may be based (i) solely by reference to absolute results of individual performance or organizational performance at various levels (e.g., our performance or the performance of a subsidiary, division, business segment or business unit) or (ii) upon organizational performance relative to the comparable performance of other companies selected by the plan administrator. To the extent consistent with Section 162(m), the plan administrator may also exclude charges related to an event or occurrence which the plan administrator determines should appropriately be excluded, including (X) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (Y) an event either not directly related to the our operations or not within the reasonable control of our management, or (Z) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles (or other accounting principles which may then be in effect).

Subject to the terms of the 2012 Stock Incentive Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and any other terms and conditions of any performance award will be determined by the plan administrator.

Performance awards granted to covered executive officers under Section 162(m) that are intended to be “qualified performance-based compensation” will be conditioned solely on the achievement of one or more of the performance goals described above and will comply with the requirements of Section 162(m). Any such performance awards that vest will be paid no later than two and one-half months following the end of the performance period, unless the plan administrator permits such payments to be deferred in accordance with the applicable requirements of Code Section 409A. The plan administrator may, in its discretion, reduce the amount of a payout achieved and otherwise to be paid in connection with a performance award to a covered executive officer but may not exercise discretion to increase such amount. Upon termination of a covered executive’s service due to death or permanent disability before the end of a performance period or after the performance period ends and before a performance award is paid, the plan administrator may, in its discretion, determine that the participant be paid a pro rata portion of the performance award.

Dividend Equivalents.    Dividend equivalents may be issued under the 2012 Stock Incentive Plan and entitle the holder to receive payments (in cash, shares of our common stock, other securities, other awards granted under the 2012 Stock Incentive Plan or other property as determined in the discretion of the plan administrator) equivalent to the amount of cash dividends paid to the holders of our Common Stock with respect to a specified number of shares determined by the plan administrator. Subject to the terms of the 2012 Stock Incentive Plan and the applicable award agreement governing the dividend equivalents, such awards may have the terms and conditions determined by the plan administrator in its discretion.

Stock Awards.    Shares of our Common Stock containing no restrictions may be granted under the 2012 Stock Incentive Plan as determined by the plan administrator to be consistent with the purpose of the 2012 Stock Incentive Plan.

Other stock-based awards.    The plan administrator is authorized to award participants other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our Common Stock, including securities convertible into shares of our Common Stock, as deemed by the plan administrator to be consistent with the purpose of the 2012 Stock Incentive Plan, subject to the terms and conditions determined by the plan administrator at the time of the award. In the event shares of Common Stock are delivered pursuant to a purchase right, such shares will be purchased for consideration having a value equal to at least 100 percent of the fair market value of such shares on the grant date. Payment of such consideration may be made in cash, shares of Common Stock or other securities owned by the participant, other awards granted under the 2009 and 2012 Stock Incentive Plans or other property owned by the participant, delivery of a promissory note or a combination of the foregoing methods in the plan administrator’s discretion.

General Provisions

Transferability.    Generally, awards granted under the 2012 Stock Incentive Plan (other than stock awards containing no restrictions) may not be transferred, pledged, alienated, attached or otherwise encumbered in any manner other than by will or the laws of descent or distribution. However, the plan administrator may allow a participant to designate a beneficiary to receive the vested portion of an award in the event of the participant’s death, and the plan administrator has the authority to allow the transfer of a non-statutory option to a family member of the grantee.

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Change in control.    The plan administrator will have the discretion to determine the treatment of awards granted under the 2012 Stock Incentive Plan in the event we should experience a change in control.

Changes in Capitalization.    In the event of any dividend or other distribution (whether in the form of cash, shares of our common stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of our Common Stock or other securities, issuance of warrants or other rights to purchase shares of our Common Stock or other securities or other similar corporate transaction or event affecting the shares of our common stock, then the plan administrator will make equitable adjustments to (i) the number and type of shares of Common Stock (or other securities or other property) that may thereafter be made the subject of awards under the 2012 Stock Incentive Plan, (ii) the number and type of shares of Common Stock (or other securities or other property) available for granting incentive stock options, (iii) the number and type of shares of Common Stock (or other securities or other property) available for granting restricted stock and restricted stock units, (iv) the maximum number of shares of Common Stock (or other securities or other property) subject to awards under the 2009 and 2012 Stock Incentive Plans that are not purchased or are forfeited or reacquired by the Company or are otherwise not delivered due to termination or cancellation of the award that may be added to the share reserve under the 2012 Stock Incentive Plan, (v) the number and type of shares of Common Stock (or other securities or other property) subject to outstanding awards under the 2012 Stock Incentive Plan, (vi) the purchase price or exercise price with respect to any award under the Plan, (vii) the maximum number of shares for which any one person may be granted stock options, stock appreciation rights or any other award under the 2012 Stock Incentive Plan, the value of which is based solely on an increase in the value of the shares after the date of grant of such award, per taxable year, and (viii) the maximum number of shares for which any one person may be granted performance awards denominated in shares of Common Stock (including restricted stock or restricted stock units), and which are intended to represent “qualified performance-based compensation” under Section 162(m) under the 2012 Stock Incentive Plan per taxable year. Such adjustments will be made in such manner as the plan administrator deems appropriate in order to preclude any dilution or enlargement of benefits under the 2012 Stock Incentive Plan or the outstanding awards thereunder and will be final, binding and conclusive.

Shareholder Rights.    Except with respect to shares of restricted stock and stock awards granted under the 2012 Stock Incentive Plan, a participant will not have any of the rights and privileges of a shareholder with respect to the shares of Common Stock underlying any award until the shares subject to that award have been issued.

Special Tax Election.    The plan administrator may provide one or more holders of awards under the 2012 Stock Incentive Plan with the right to have us withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which they become subject in connection with the issuance, exercise or settlement of those awards. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of our Common Stock in payment of such withholding tax liability.

Amendment and Termination.    Our Board of Directors may amend, alter, suspend, discontinue or terminate the 2012 Stock Incentive Plan at any time; provided, however, that shareholder approval will be required for any amendment which increases the number of shares of Common Stock authorized for issuance under the 2012 Stock Incentive Plan (other than in connection with certain changes to our capital structure as explained above), increases the limitation on the maximum number of shares for which any one person may be granted stock options, stock appreciation rights or any other award under the 2012 Stock Incentive Plan, the value of which is based solely on an increase in the value of the shares after the date of grant of such award, under the 2012 Stock Incentive Plan per taxable year, increases the limitation on the maximum number of shares for which any one person may be granted performance-based awards denominated in shares of Common Stock under the 2012 Stock Incentive Plan per taxable year, increases the maximum aggregate dollar amount for which any one participant may be granted performance-based awards denominated in cash under the 2012 Stock Incentive Plan per taxable year, would cause Section 162(m) to become unavailable with respect to the 2012 Stock Incentive Plan or permits a repricing that is prohibited as described in the “Repricing Prohibition” section above, permits the award of stock options or stock appreciation rights at an exercise price less than 100 percent of the fair market value of the underlying shares of Common Stock on the grant date (other than as described above) or to the extent such shareholder approval may otherwise be required under applicable law or regulation or pursuant to the listing standards of the stock exchange on which our Common Stock is at the time primarily traded.

Additional Equity Compensation Plan Information

The following table gives information about the Company’s common stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s equity compensation plans as of December 8, 2014. The table includes the 2009 and 2012 Stock Incentive Plans.

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	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A)) (c)
Equity Compensation Plans approved by security holders (1)	2,244,789	$12.93	16,433

(1)         Consists of two plans:  The Nature’s Sunshine Products, Inc. 2012 Stock Incentive Plan (the “2012 Incentive Plan”) and the Nature’s Sunshine Products, Inc. 2009 Stock Incentive Plan (the “2009 Incentive Plan”). The 2012 Incentive Plan was approved by shareholders on August 1, 2012. The 2009 Incentive Plan was approved by shareholders on November 6, 2009.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” the proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (i) notify your broker, (ii) direct your written request to our Corporate Secretary at our principal executive offices at 2500 West Executive Parkway, Suite 100, Lehi, Utah 84043, or (3) contact Nature’s Sunshine directly at (801) 341-7900. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request at the address or telephone number above, a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy of these materials was delivered.

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OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, it is intended that the proxies in the enclosed form will be voted in accordance with the judgment of the person voting the proxies.

Whether or not you plan to attend the Special Meeting and regardless of the number of shares you hold, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to vote as promptly as possible. You may vote your shares by visiting the website http://www.proxyvote.com. Timely voting will ensure your representation at the Special Meeting. If you decide to attend the Special Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

By Order of the Board of Directors

/s/ RICHARD D. STRULSON

Richard D. Strulson
Lehi, Utah December 12, 2014	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

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Appendix A

NATURE’S SUNSHINE PRODUCTS, INC.

2012 STOCK INCENTIVE PLAN

[DATE]

i

ii

NATURE’S SUNSHINE PRODUCTS, INC.
2012 STOCK INCENTIVE PLAN

Section 1.                                          Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors, advisors and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

Section 2.                                          Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)                                 “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)                                 “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Stock Award or Other Stock-Based Award granted under the Plan.

(c)                                  “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan.  An Award Agreement may be in an electronic medium and need not be signed by a representative of the Company or the Participant.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d)                                 “Board” shall mean the Board of Directors of the Company.

(e)                                  “Change in Control” shall have the meaning ascribed to such term in an Award Agreement between the Participant and the Company.

(f)                                   “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(g)                                  “Committee” shall mean the committee designated by the Board to administer the Plan.  The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m).  The Company expects to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m).

(h)                                 “Company” shall mean Nature’s Sunshine Products, Inc., a Utah corporation, and any successor corporation.

(i)                                     “Director” shall mean a member of the Board.

(j)                                    “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(k)                                 “Eligible Person” shall mean any employee, officer, consultant, independent contractor, advisor or non-employee director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person.  An Eligible Person must be a natural person.

(l)                                     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(m)                             “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.  Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares as reported on the consolidated transaction reporting system on such date or, if such exchange is not open for trading on such date, on the most recent preceding date that such exchange is open for trading.

(n)                                 “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(o)                                 “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(p)                                 “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(q)                                 “Other Stock-Based Award” shall mean any right granted under Section 6(g) of the Plan.

(r)                                    “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(s)                                   “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(t)                                    “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis:  sales, revenue, costs, expenses, earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share, earnings per share from continuing operations, operating income, pre-tax income, operating income margin, net income, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on actual or proforma assets, net assets, equity, investment, capital and net capital employed), stockholder return (including total stockholder return relative to an index or peer group), stock price, economic value added, cash generation, cash flow, unit volume, working capital, market share, cost reductions, number of customers, workforce satisfaction and diversity goals, environmental health and safety goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation and key metrics.  Each such performance goal may be based (i) solely by reference to absolute results of individual performance or organizational performance at various levels (e.g., the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company) or (ii) upon organizational performance relative to the comparable performance of other companies selected by the Committee.  To the extent consistent with Section 162(m), the Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (X) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (Y) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (Z) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles (or other accounting principles which may then be in effect).

(u)                                 “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(v)                                 “Plan” shall mean the Nature’s Sunshine Products, Inc. 2009 Stock Incentive Plan, as amended from time to time.

(w)                               “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(x)                                 “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(y)                                 “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(z)                                  “Section 162(m)” shall mean Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.

(aa)                          “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(bb)                          “Securities Act” shall mean the Securities Act of 1933, as amended.

(cc)                            “Shares” shall mean shares of Common Stock, no par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(dd)                          “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(ee)                            “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

(ff)                              “Stock Award” shall mean any Share granted under Section 6(b) of the Plan.

(gg)                            “2009 Plan” shall mean the Nature’s Sunshine Products, Inc. 2009 Stock Incentive Plan.

Section 3.                                          Administration

(a)                                 Power and Authority of the Committee.  The Plan shall be administered by the Committee.  Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:  (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise permitted in connection with an event as provided under Section 4(c) hereof, the Committee shall not reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation or any other means; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property, or canceled, forfeited or suspended; (viii)  interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xi) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)                                 Power and Authority of the Board.  Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3 or Section 162(m).

Section 4.                                          Shares Available for Awards

(a)                                 Shares Available.  Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be the sum of:  (i) One Million Five Hundred Thousand (1,500,000) and (ii) any Shares subject to any award under the 2009 Plan that, after the effective date of this Plan, are not purchased or are forfeited or reacquired by the Company, or otherwise not delivered due to termination or cancellation of such award, up to a maximum of 400,000 shares.  Shares to be issued under the Plan may be authorized but unissued Shares, treasury shares or Shares acquired in the open market or otherwise.  Notwithstanding the foregoing, (i) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed One Million Five Hundred Thousand (1,500,000), subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (ii) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed Seven Hundred and Fifty Thousand (750,000), subject to adjustment as provided in Section 4(c) of the Plan.  If an Award terminates or is forfeited or cancelled without the issuance of any Shares, or if any Shares covered by an Award or to which an Award relates are not issued for any other reason, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such termination, forfeiture, cancellation or other event, shall again be available for granting Awards under the Plan.  If Shares of Restricted Stock are forfeited or otherwise reacquired by the Company prior to vesting, whether or not dividends have been paid on such Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award of Restricted Stock, to the extent of any such forfeiture or reacquisition by the Company, shall again be available for granting Awards under the Plan.  Shares that are withheld in full or partial payment to the Company of the purchase or exercise price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award shall not be available for granting Awards under the Plan.

(b)                                 Accounting for Awards.  For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.  For Stock Appreciation Rights settled in Shares upon exercise, the aggregate number of Shares with respect to which the Stock Appreciation Right is exercised, rather than the number of Shares actually issued upon exercise, shall be counted against the number of Shares available for Awards under the Plan.  Awards that do not entitle the holder thereof to receive or purchase

Shares and Awards that are settled in cash shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)                                  Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) available for granting Incentive Stock Options, (iii) the number and type of Shares (or other securities or other property) available for granting Restricted Stock and Restricted Stock Units, (iv) the number and type of Shares (or other securities or other property) subject to awards under the 2009 Plan that may be added to the share reserve under the Plan, (v) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (vi) the purchase price or exercise price with respect to any Award and (vii) the limitations contained in Section 4(d) of the Plan; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.  Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)                                 Award Limitations Under the Plan.

(i)                                    Section 162(m) Limitation for Certain Types of Awards.  No Eligible Person may be granted Options, Stock Appreciation Rights or any other Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, and which is intended to represent “qualified performance-based compensation” with the meaning of Section 162(m), for more than Four Hundred Thousand (400,000) Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any taxable year.

(ii)                                 Section 162(m) Limitation for Performance Awards Denominated in Shares.  No Eligible Person may be granted Performance Awards denominated in Shares (including, without limitation, Restricted Stock and Restricted Stock Units, but excluding Awards described in Section 4(d)(i) above), and which are intended to represent “qualified performance-based compensation” with the meaning of Section 162(m), for more than Four Hundred Thousand (400,000) Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any taxable year.

(iii)                              Section 162(m) Limitation for Performance Awards Denominated in Cash.  The maximum amount payable pursuant to all Performance Awards denominated in cash to any Participant in the aggregate in any taxable year shall be One Million Dollars ($1,000,000) in value, whether payable in cash, Shares or other property.  The limitation contained in this Section 4(d)(iii) does not apply to any Award subject to the limitation contained in Section 4(d)(i) or Section 4(d)(ii).  The limitation contained in this Section 4(d)(iii) shall apply only with respect to Awards granted under this Plan, and limitations on awards granted under any other stockholder approved executive incentive plan maintained by the Company will be governed solely by the terms of such other plan.

Section 5.                                          Eligibility

Any Eligible Person shall be eligible to be designated a Participant.  In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.  Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.                                          Awards

(a)                                 Options.  The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)                                     Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)                                 Option Term.  The term of each Option shall be fixed by the Committee at the time but shall not be longer than ten (10) years from the date of grant.

(iii)                              Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.  The Committee may, in its discretion, permit an Option to be exercised through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide instructions to (a) a brokerage firm (reasonably satisfactory to the Company for purposes of administering such procedure in compliance with the Company’s pre-clearance/pre-notification policies) to effect the immediate sale of all or a portion of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (b) the Company to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.  Alternatively, except with respect to Incentive Stock Options, the Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such Shares.

(iv)                              Incentive Stock Options.  Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options, provided, however, that in the event the Plan fails to be approved by the stockholders of the Company within one year of its adoption by the Board as required in Section 10, such Incentive Stock Options shall be deemed to be Non-Qualified Stock Options issued under the Plan:

(A)                               The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(B)                               All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(C)                               Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

(D)                               The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(E)                                Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)                                 Stock Appreciation Rights.  The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement.  A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate.  Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee.  The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)                                  Restricted Stock and Restricted Stock Units.  The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)                                    Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.  Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such Awards in the event of the Participant’s death, disability or retirement or a Change in Control.

(ii)                                 Issuance and Delivery of Shares.  Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.  Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived.  In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.  Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)                              Forfeiture.  Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units, except as otherwise provided in the Award Agreement.

(d)                                 Performance Awards.  The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement.  A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective

Performance Goals during such performance periods as the Committee shall establish.  Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.  Performance Awards that are granted to Eligible Persons who may be “covered employees” under Section 162(m) and that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m), to the extent required by Section 162(m), shall be conditioned solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m), as described below.

(i)                                    Timing of Designations; Duration of Performance Periods.  For each Award intended to be “qualified performance-based compensation”, the Committee shall, not later than 90 days after the beginning of each performance period, (i) designate all Participants for such performance period and (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more of Performance Goals; provided that, with respect to such Performance Goals, the outcome is substantially uncertain at the time the Committee actually establishes the Performance Goal.  The Committee shall have sole discretion to determine the applicable performance period, provided that in the case of a performance period less than 12 months, in no event shall a performance goal be considered to be pre-established if it is established after 25 percent of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed.

(ii)                                 Certification.  Following the close of each performance period and prior to payment of any amount to a Participant with respect to an Award intended to be “qualified performance-based compensation,” the Committee shall certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that performance period are to be based.

(iii)                              Payment of Qualified Performance Awards.  Certified Awards shall be paid no later than two and one-half months following the conclusion of the applicable performance period; provided, however, that the Committee may establish procedures that allow for the payment of Awards on a deferred basis subject to the requirements of Section 409A.  The Committee may, in its discretion, reduce the amount of a payout achieved and otherwise to be paid in connection with an Award intended to be “qualified performance-based compensation,” but may not exercise discretion to increase such amount.

(iv)                             Certain Events.  If a Participant dies or becomes permanently and totally disabled before the end of a performance period or after the performance period and before an Award is paid, the Committee may, in its discretion, determine that the Participant shall be paid a pro-rated portion of the Award that the Participant would have received but for his or her death or disability.

(e)                                  Dividend Equivalents.  The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee.  Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

(f)                                   Stock Awards.  The Committee is hereby authorized to grant to Eligible Persons Shares without restrictions thereon, as deemed by the Committee to be consistent with the purpose of the Plan.  Subject to the terms of the Plan and any applicable Award Agreement, such Stock Awards may have such terms and conditions as the Committee shall determine.

(g)                                  Other Stock-Based Awards.  The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan.  The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement.  Shares or other securities delivered pursuant to a purchase right granted under this Section 6(g) shall be purchased for consideration having a value equal to at least 100% of the Fair Market Value of such Shares, or other securities on the date the purchase right is granted.  The consideration paid by the Participant may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), as the Committee shall determine.

(h)                                 General.

(i)                                     Consideration for Awards.  Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)                                  Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate.  Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)                              Forms of Payment under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes (provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)                              Term of Awards.  Subject to Section 6(a)(iv)(C), the term of each Award shall be for a period not to exceed ten (10) years from the date of grant.

(v)                                 Limits on Transfer of Awards.  Except as otherwise provided by the Committee or in this Section 6(h)(v), no Award (other than a Stock Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution.  Notwithstanding the immediately preceding sentence, no Incentive Stock Option shall be transferable by a Participant other than by will or by the laws of descent and distribution.  The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.  The Committee, in its discretion and subject to such additional terms and conditions as it determines, may permit a Participant to transfer a Non-Qualified Stock Option to any “family member” (as defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act) at any time that such Participant holds such Option, provided that such transfers may not be for value (as defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act) and the family member may not make any subsequent transfers other than by will or by the laws of descent and distribution.  Each Award under the Plan or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant (except as provided herein or in an Award Agreement or amendment thereto relating to a Non-Qualified Stock Option) or, if permissible under applicable law, by the Participant’s guardian or legal representative.  No Award (other than a Stock Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(vi)                              Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions.  The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vii)                          Section 409A Provisions.  Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change in Control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such Change in Control, disability or separation from service meet the definition of a change in ownership or control, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.  Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short term deferral exemption or otherwise.

(viii)                       Change in Control.  The Committee shall have the discretion, at the time an Award is granted, to determine the treatment of the Award in the event of a Change in Control.  Such treatment shall be set forth in terms of the applicable award agreement evidencing the Award.

Section 7.                                          Amendment and Termination; Corrections

(a)                                 Amendments to the Plan.  The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Company shall be required for any amendment to the Plan that:

(i)                                    requires stockholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Stock Exchange or any other securities exchange that are applicable to the Company;

(ii)                                 increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)                              increases the number of shares subject to the limitation contained in Section 4(d)(i) or Section 4(d)(ii) of the Plan or the dollar amount subject to the limitation contained in Section 4(d)(iii) of the Plan;

(iv)                             would cause Section 162(m) to become unavailable with respect to the Plan or permits repricing of Options or Stock Appreciation Rights which is prohibited by Section 3(a)(v) of the Plan; or

(v)                                permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b)(ii) of the Plan.

(b)                                 Amendments to Awards.  Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively.  Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof.  The Company intends that Awards under the Plan shall satisfy the requirements of Section 409A to avoid any adverse tax results thereunder, and the Committee shall administer and interpret the Plan and all Award Agreements in a manner consistent with that intent.  If any provision of the Plan or an Award Agreement would result in adverse tax consequences under Section 409A, the Committee may amend that provision (or take any other action reasonably necessary) to avoid any adverse tax results and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely affect the rights of any holder of an Award or beneficiary thereof.

(c)                                  Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.                                          Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.  In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.  The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.                                          General Provisions

(a)                                 No Rights to Awards.  No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)                                 Award Agreements.  No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant, or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company.

(c)                                  Plan Provisions Control.  In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)                                 No Rights of Stockholders.  Except with respect to Restricted Stock and Stock Awards, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e)                                  No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)                                   No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or the right to be retained as a director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, or remove a director in accordance with applicable law.  In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or remove a director who is a Participant, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.  By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)                                  Governing Law.  The internal law, and not the law of conflicts, of the State of Utah shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h)                                 Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)                                     No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)                                    Other Benefits.  No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k)                                 No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)                                     Headings.  Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(m)                             Consultation With Professional Tax and Investment Advisors.  The holder of any Award granted hereunder acknowledges that the grant, exercise, vesting or any payment with respect to such an Award, and the sale or other taxable disposition of the Shares acquired pursuant to the Plan, may have tax consequences pursuant to the Code or under local, state or international tax laws.  Such a holder further acknowledges that such holder is relying solely and exclusively on the holder’s own professional tax and investment advisors with respect to any and all such matters (and is not relying, in any manner, on the Company or any of its employees or representatives).  Finally, such a holder understands and agrees that any and all tax consequences resulting from the Award and its grant, exercise, vesting or any payment with respect thereto, and the sale or other taxable disposition of the Shares acquired pursuant to the Plan, is solely and exclusively the responsibility of such holder without any expectation or understanding that the Company or any of its employees, representatives or Affiliates will pay or reimburse such holder for such taxes or other items.

(n)                                 Foreign Employees and Foreign Law Considerations.  The Committee may grant Awards to Eligible Persons who are foreign nationals, who are located outside the United States, who are United States citizens or resident aliens on global assignments in foreign nations, who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

(o)                                 Blackout Periods.  Notwithstanding any other provision of this Plan or any Award to the contrary, the Company shall have the authority to establish any “blackout” period that the Company deems necessary or advisable with respect to any or all Awards.  All rights granted by the Plan or any Award Agreement, or any transactions encompassed by the Plan or any Award Agreement, are subject to the Company’s Insider Trading Policy.  Nothing in this Plan is intended to circumvent or authorize the circumvention of the Company’s Insider Trading Policy.

Section 10.                                   Effective Date of the Plan

The Plan shall be effective upon its adoption by the Board, provided, however, that in the event the Plan is not approved by the stockholders of the Company within one year thereafter, the Plan will be terminated and all Awards granted under the Plan will be terminated and deemed null and void, provided, however, that with respect to any Shares (including Shares of Restricted Stock) issued under the Plan prior to such termination, the Plan shall be deemed to be effective, provided further, that no Award may vest and no Shares (including Shares of Restricted Stock) may be issued under the Plan prior to approval of the Plan by the stockholders of the Company.  The Plan shall be subject to approval by the stockholders of the Company at an annual meeting of stockholders of the Company to be held in August 2012.

On and after stockholder approval of the Plan, awards may continue to be granted under the 2009 Plan to the extent Shares are available for issuance under that plan, and all outstanding awards previously granted under the 2009 Plan shall remain outstanding and subject to the terms of the 2009 Plan; provided, however, that any Shares subject to any award under the 2009 Plan that, after the effective date of this Plan, are not purchased or are forfeited or reacquired by the Company, or otherwise not delivered due to termination or cancellation of such award, shall be available for issuance under Section 4(a) of this Plan, not the 2009 Plan, up to a maximum of 400,000 shares.

Section 11.                                   Term of the Plan

No Award shall be granted under the Plan after ten years from the earlier of the date of adoption of the Plan by the Board or the date of stockholder approval or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan; provided, however, that in the case of a Performance Award intended to be “qualified performance-based compensation,” no such Performance Award shall be granted under the Plan after the fifth year following the year in which stockholders approved the Performance Goals unless and until the Performance Goals are re-approved by the stockholders.  However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

AMENDMENT NO. 1

TO

NATURE’S SUNSHINE PRODUCTS, INC.

2012 STOCK INCENTIVE PLAN

The Nature’s Sunshine Products, Inc. 2012 Stock Incentive Plan (the “Plan”), is hereby amended as follows:

1.                                      Section 4(a) of the Plan is hereby amended and restated as follows:

“Shares Available.  Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be the sum of:  (i) Three Million (3,000,000) and (ii) any Shares subject to any award under the 2009 Plan that, after the effective date of this Plan, are not purchased or are forfeited or reacquired by the Company, or otherwise not delivered due to termination or cancellation of such award, up to a maximum of 400,000 shares.  Shares to be issued under the Plan may be authorized but unissued Shares, treasury shares or Shares acquired in the open market or otherwise.  Notwithstanding the foregoing, (i) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed Three Million (3,000,000), subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (ii) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed One Million Five Hundred Thousand (1,500,000), subject to adjustment as provided in Section 4(c) of the Plan.  If an Award terminates or is forfeited or cancelled without the issuance of any Shares, or if any Shares covered by an Award or to which an Award relates are not issued for any other reason, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such termination, forfeiture, cancellation or other event, shall again be available for granting Awards under the Plan.  If Shares of Restricted Stock are forfeited or otherwise reacquired by the Company prior to vesting, whether or not dividends have been paid on such Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award of Restricted Stock, to the extent of any such forfeiture or reacquisition by the Company, shall again be available for granting Awards under the Plan.  Shares that are withheld in full or partial payment to the Company of the purchase or exercise price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award shall not be available for granting Awards under the Plan.

2.                                      Except as modified by this Amendment, all the terms and provisions of the Plan shall continue in full force and effect.

This Amendment No. 1 shall be effective upon the adoption of this Amendment No. 1 by the board of directors (the “Board”) of Nature’s Sunshine Products, Inc. (the “Company”), provided, however, that in the event this Amendment No. 1 is not approved by the stockholders of the Company within one year thereafter, this Amendment No. 1 will be terminated and all Awards granted pursuant to this Amendment No. 1 will be terminated and be deemed null and void, provided further, that no Award may vest and no Shares (including Shares of Restricted Stock) may be issued pursuant to this Amendment No. 1 prior to approval of this Amendment No. 1 by the stockholders of the Company.  This Amendment No. 1 shall be subject to approval by the stockholders of the Company at a special meeting of stockholders of the Company to be held in January 2014.

All capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

NATURE’S SUNSHINE PRODUCTS, INC.

PROXY OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 14, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the notice of Special Meeting of Shareholders and Proxy Statement, hereby revokes all previous proxies and appoints Gregory L. Probert and Steve Bunker, or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Nature’s Sunshine Products, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Nature’s Sunshine Products, Inc. Special Meeting of Shareholders to be held on January 14, 2015, at 10:00 AM Mountain Standard Time, at our principal executive offices located at 2500 West Executive Parkway, Suite 100, Lehi, Utah 84043, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could have if personally present thereat.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL ONE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK, AS SHOWN HERE: ☒.

1.                                      Proposal One. Increase in the number of shares available for issuance under the 2012 Stock Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL ONE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

Signature of Shareholder	Signature of Shareholder

Date	Date

NOTE:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date 0 0 0 0000222925_1 R1.0.0.51160 NATURE'S SUNSHINE PRODUCTS, INC. ATTN: STEVE BUNKER 2500 . EXECUTIVE PARKWAY #100 LEHI, UT 84043 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 1. Amend the 2012 Stock Option Incentive Plan to increase the number of shares available for issuance by 1,500,000 shares. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000222925_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com . NATURE’S SUNSHINE PRODUCTS, INC. PROXY OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JAN 14, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, having received the notice of Special Meeting of Shareholders and Proxy Statement, hereby revokes all previous proxies and appoints Gregory L. Probert and Steve Bunker, or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Nature’s Sunshine Products, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Nature’s Sunshine Products, Inc. Special Meeting of Shareholders to be held on Jan 14, 2015, at 10:00 AM Mountain Standard Time, at our principal executive offices located at 2500 West Executive Parkway, Suite 100, Lehi, Utah 84043, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could have if personally present thereat. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE 2012 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE BY 1,500,000 SHARES. (Proposal One). Continued and to be signed on reverse side